EXHIBIT 10.2
                                                                    ------------



                                VOTING AGREEMENT



         AGREEMENT, dated as of May 15, 2002 by and among each of the Stockholders listed on the signature pages hereof (each, a "STOCKHOLDER" and, collectively, the "STOCKHOLDERS").

         WHEREAS, certain of the Stockholders (the "INVESTORS"), SpectraSite Holdings, Inc. (the "COMPANY"), and SpectraSite Intermediate Holdings, LLC ("INTERMEDIATE HOLDCO") are proposing to enter into a Funding Agreement of even date herewith (the "FUNDING AGREEMENT") pursuant to which the Investors will purchase 12.875% Convertible Term Notes due 2008 of the Company and Intermediate Holdco (the "PURCHASER NOTES"), which Purchaser Notes are convertible into shares of Common Stock, par value of $0.001 per share, of the Company (the "COMMON STOCK");

         WHEREAS, the Company is proposing to make an offer to certain holders of the Company's High Yield Debt (as defined in the Funding Agreement) to exchange certain of the High Yield Debt for newly issued 12.875% Convertible Notes due 2008 of the Company and Intermediate Holdco (collectively, the "JUNIOR EXCHANGE NOTES" and together with the Purchaser Notes, the "NOTES");

         WHEREAS, the Amended and Restated Certificate of Incorporation of the Company must be amended to effect a reverse stock split, to increase the amount of the Company's authorized Common Stock so that a sufficient number of shares will be available for issuance upon conversion of the Notes and so that the Purchaser Notes will have the right to vote pursuant to the terms thereof (the "CHARTER AMENDMENT");

         WHEREAS, the rules and regulations of the Nasdaq National Market ("NASDAQ") will limit or prohibit (i) the voting rights of the Purchaser Notes and (ii) the issuance of shares of Common Stock upon conversion of the Notes unless and until the stockholders of the Company have voted to approve such voting and issuance as required by NASDAQ (together with the stockholder vote to approve the Charter Amendment, the "STOCKHOLDER VOTE"); and

         WHEREAS, in order to induce the Investors to enter into the Funding Agreement, the Investors have requested that the other Stockholders, and such Stockholders have agreed to, enter into this Agreement with respect to all of the shares of Common Stock that such Stockholders beneficially own.

         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1
                        GRANT OF PROXY; VOTING AGREEMENT

         SECTION 1.01 . VOTING AGREEMENT. Each Stockholder hereby agrees that during the time this Agreement is in effect to vote all shares of Common Stock that such Stockholder is entitled to vote to approve the Charter Amendment, the issuance of shares of Common Stock upon conversion of the Notes and any other matters relating to the transactions contemplated by the Funding Agreement requiring a Stockholder Vote, at any meeting of the stockholders of the Company, and at any adjournment thereof, and on any other occasion in respect of which the consent of such Stockholder with respect to its shares of Common Stock may be given or may be requested or solicited by the Company or the Investors, whether at a meeting or pursuant to the execution of a written consent or otherwise, for all purposes in connection with any of the foregoing matters. Each Stockholder hereby agrees that during the time this Agreement is in effect it will not vote any shares of Common Stock in favor of the approval of any corporate action the consummation of which would frustrate the purposes, or prevent or delay the consummation, of the transactions contemplated by the Funding Agreement, including the issuance of the Notes.

         SECTION 1.02 . IRREVOCABLE PROXY. Each Stockholder hereby revokes any and all previous proxies granted with respect to its shares of Common Stock. By entering into this Agreement, each Stockholder hereby grants a proxy appointing each of James Matthews and Lawrence Sorrel (each, an "ATTORNEY-IN-FACT") as such Stockholder's attorney-in-fact and proxy, with full power of substitution, for and in such Stockholder's name, to vote, express, consent or dissent, or otherwise to utilize such voting power solely in the manner contemplated by
Section 1.01 above as either Attorney-in-Fact or its proxy or substitute shall, in such Attorney-in-Fact's sole discretion, deem proper with respect to such Stockholder's shares of Common Stock. The proxy granted by each Stockholder pursuant to this Article 1 is coupled with an interest, is irrevocable and is granted in consideration of the Investors entering into this Agreement and the Funding Agreement and incurring certain related fees and expenses. The proxy granted by each Stockholder shall be automatically revoked upon termination of this Agreement in accordance with its terms.

                                    ARTICLE 2
                 REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS

         Each Stockholder, severally and not jointly, represents and warrants to the Investors that:

         SECTION 2.01 . AUTHORIZATION; CAPACITY. The execution, delivery and performance by such Stockholder (if not an individual) of this Agreement and the consummation by such Stockholder of the transactions contemplated hereby are within the powers (corporate or otherwise) of such Stockholder and have been duly authorized by all necessary action (corporate or otherwise) on the part of such

Stockholder. Such Stockholder (if an individual) has the legal capacity to enter into this Agreement. This Agreement constitutes a valid and binding Agreement of such Stockholder.

         SECTION 2.02 . NON-CONTRAVENTION. The execution, delivery and performance by such Stockholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate the constituent documents, if any, of such Stockholder, (ii) violate any applicable law, rule, regulation, judgment, injunction, order or decree or (iii) require any consent or other action by any person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which such Stockholder is entitled under any provision of any agreement or other instrument binding on such Stockholder.

         SECTION 2.03 . OWNERSHIP OF SHARES. Such Stockholder is, as of the date hereof, the record and beneficial owner of the shares of Common Stock set forth opposite the name of such Stockholder on the signature pages hereof, free and clear of any lien and any other limitation or restriction (including any restriction on the right to vote or otherwise dispose of the such shares). None of such shares or warrants or options is subject to any voting trust or other agreement or arrangement with respect to the voting of such shares other than the terms and provisions of the Third Amended and Restated Stockholders' Agreement, dated as of April 20, 1999, as amended, among the Company, such Stockholder and certain other parties listed therein (the "STOCKHOLDERS' AGREEMENT"). Except for the shares of Common Stock and warrants and options to purchase Common Stock set forth opposite the name of such Stockholder on the signature pages hereof, as of the date hereof, such Stockholder does not beneficially own any (i) shares of capital stock or voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (iii) options or other rights to acquire from the Company any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company.

         SECTION 2.04 . FINDER'S FEES. No investment banker, broker, finder or other intermediary is entitled to a fee or commission from any person other than such Stockholder in respect of this Agreement based upon any arrangement or agreement made by or on behalf of such Stockholder.

                                    ARTICLE 3
                            COVENANTS OF STOCKHOLDERS

         Each Stockholder hereby covenants and agrees that:

         SECTION 3.01 . NO PROXIES FOR OR ENCUMBRANCES ON SHARES. Except pursuant to the terms of this Agreement and the Stockholders' Agreement, during the term of this Agreement, such Stockholder shall not directly or indirectly,
(i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any of its shares of Common Stock or (ii) sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect sale, assignment, transfer, encumbrance or other disposition of, any of its shares of Common Stock.

                                    ARTICLE 4
                                  MISCELLANEOUS

         SECTION 4.01 . FURTHER ASSURANCES. Each Stockholder will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, to consummate and make effective the transactions contemplated by this Agreement.

         SECTION 4.02 . AMENDMENTS; TERMINATION. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or in the case of a waiver, by the party against whom the waiver is to be effective. This Agreement shall terminate upon the earlier of the (i) termination of the Funding Agreement in accordance with its terms and (ii) the occurrence of the Stockholder Vote.

         SECTION 4.03 . EXPENSES. Except as otherwise provided in the Funding Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

         SECTION 4.04 . SUCCESSORS AND ASSIGNS; THIRD PARTY BENEFICIARIES. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto. No provision of this Agreement is intended to confer upon any person, other than the parties hereto, the Company and the holders, from time to time, of any Junior Exchange Notes, any rights or remedies hereunder.

         SECTION 4.05 . GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of New York. Each of the parties hereto hereby consents to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York, or any other New York State court sitting in New York, New York (and of the appropriate appellate courts therefrom) over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue in any such court or that any such proceeding which is brought in accordance with this Section has been brought in an inconvenient forum. Subject to applicable law, process in any such proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing and subject to applicable law, each party agrees that service of process on such party as provided in Section 4.09 shall be deemed effective service of process on such party. Nothing herein shall affect the right of any party to serve legal process in any other manner permitted by law or at equity or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction. WITH RESPECT TO A PROCEEDING IN ANY SUCH COURT, EACH OF THE PARTIES IRREVOCABLY WAIVES AND RELEASES TO THE OTHER ITS RIGHT TO A TRIAL BY JURY, AND AGREES THAT IT WILL NOT SEEK A TRIAL BY JURY IN ANY SUCH PROCEEDING.

         SECTION 4.06 . COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 4.07 . SEVERABILITY. If any term, provision or covenant of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         SECTION 4.08 . SPECIFIC PERFORMANCE. Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond, and in addition to all other remedies which may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 4.09 . NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including telecopier) and shall be deemed to have been duly given or made if sent by telecopy (with confirmation in writing), delivered personally or sent by registered or certified mail (postage prepaid, return receipt requested) to such party at its address or telecopier number set forth on the signature pages hereof, or such other address or telecopier number as such party may hereinafter specify for the purpose to the party giving such notice. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.



Number of Shares Of Common Stock

32,033,102                      WELSH, CARSON, ANDERSON & STOWE VIII, L.P.
                                By WCAS VIII Associates, L.L.C., General Partner


                                By: /s/ Jonathan M. Rather
                                    -------------------------------------------
                                    Managing Member
                                    Address:    Welsh, Carson, Anderson & Stowe
                                                320 Park Avenue, Suite 2500
                                                New York, NY 10022
                                                Attention:  Lawrence B. Sorrel
                                                Telecopier:  (212) 893-9566



1,375,000                       WCAS CAPITAL PARTNERS III, L.P.
                                By WCAS CP III Associates, L.L.C.,
                                General Partner


                                By: /s/ Jonathan M. Rather
                                    -------------------------------------------
                                    Managing Member
                                    Address:    Welsh, Carson, Anderson & Stowe
                                                320 Park Avenue, Suite 2500
                                                New York, NY 10022
                                                Attention:  Lawrence B. Sorrel
                                    Telecopier:  (212) 893-9566

150,000                         WCAS INFORMATION PARTNERS, L.P.


                                By: /s/ Jonathan M. Rather
                                    -------------------------------------------
                                    General Partner
                                    Attorney-in-Fact
                                    Address:    Welsh, Carson, Anderson & Stowe
                                                320 Park Avenue, Suite 2500
                                                New York, NY 10022
                                                Attention:  Lawrence B. Sorrel
                                    Telecopier:  (212) 893-9566



                                    /s/ Kenneth Melkus
35,000                              -------------------------------------------
                                    KENNETH MELKUS
                                    Address:    Welsh, Carson, Anderson & Stowe
                                                320 Park Avenue, Suite 2500
                                                New York, NY 10022
                                                Attention:  Lawrence B. Sorrel
                                    Telecopier:  (212) 893-9566



1,481,983                           Patrick J. Welsh
                                    Russell L. Carson
                                    Bruce K. Anderson
                                    Andrew M. Paul
                                    Thomas E. McInerney
                                    Laura VanBuren
                                    Robert A. Minicucci
                                    Anthony J. de Nicola
                                    Paul B. Queally
                                    Lawrence B. Sorrel
                                    Priscilla A. Newman
                                    D. Scott Mackesy


                                By: /s/ Jonathan M. Rather
                                    -------------------------------------------
                                    Jonathan M. Rather
                                    Individually and
                                    as Attorney-in-fact
                                    Address:    Welsh, Carson, Anderson & Stowe
                                                320 Park Avenue, Suite 2500
                                                New York, NY 10022
                                                Attention:  Lawrence B. Sorrel
                                    Telecopier:  (212) 893-9566

20,000                          TRUST U/A DATED 11/26/84
                                FBO ERIC WELSH


                                By: /s/ Carol Ann Welsh
                                    -------------------------------------------
                                    Carol Ann Welsh
                                    Trustee
                                    Address:    Welsh, Carson, Anderson & Stowe
                                                320 Park Avenue, Suite 2500
                                                New York, NY 10022
                                                Attention:  Lawrence B. Sorrel
                                    Telecopier:  (212) 893-9566



20,000                          TRUST U/A DATED 11/26/84
                                FBO RANDALL WELSH


                                By: /s/ Carol Ann Welsh
                                    -------------------------------------------
                                    Carol Ann Welsh
                                    Trustee
                                    Address:    Welsh, Carson, Anderson & Stowe
                                                320 Park Avenue, Suite 2500
                                                New York, NY 10022
                                                Attention:  Lawrence B. Sorrel
                                    Telecopier:  (212) 893-9566



20,000                          TRUST U/A DATED 11/26/84
                                FBO JENNIFER WELSH


                                By: /s/ Carol Ann Welsh
                                    -------------------------------------------
                                    Carol Ann Welsh
                                    Trustee
                                    Address:    Welsh, Carson, Anderson & Stowe
                                                320 Park Avenue, Suite 2500
                                                New York, NY 10022
                                                Attention:  Lawrence B. Sorrel
                                    Telecopier:  (212) 893-9566

14,000,000                      TOWER PARENT CORP.


                                By: /s/ Timothy Donahue
                                    -------------------------------------------
                                    Name:       Timothy M. Donahue
                                    Title:      President
                                    Address:    Tower Parent Corp.
                                                c/o Nextel Communications, Inc.
                                                1505 Farm Credit Drive
                                                McLean, Virginia 22102
                                                Attention: General Counsel
                                    Telecopier: (703) 433-4846



9,000,000                       CIBC WG ARGOSY MERCHANT FUND 2, L.L.C.


                                By: /s/ Steven A. Flyer
                                    -------------------------------------------
                                    Name:       Steven A. Flyer
                                    Title:      Managing Director
                                    Address:    c/o CIBC Oppenheimer Corp.
                                                425 Lexington Avenue
                                                New York, New York 10017
                                                Attention:  Jay Levine
                                    Telecopier: (212) 885-4350



1,000,000                       CO-INVESTMENT MERCHANT FUND 3, L.L.C.


                                By: /s/ Steven A. Flyer
                                    -------------------------------------------
                                    Name:       Steven A. Flyer
                                    Title:      Attorney-in fact
                                    Address:    c/o CIBC Oppenheimer Corp.
                                                425 Lexington Avenue
                                                New York, New York 10017
                                                Attention:  Jay Levine
                                    Telecopier: (212) 885-4350

312,500                         CARAVELLE INVESTMENT FUND, L.L.C.
                                By:     Caravelle Advisors, L.L.C.
                                        As its Investment Manager and
                                        Attorney-in-Fact


                                By: /s/ David M. Millise
                                    -------------------------------------------
                                    Name:       David M. Millise
                                    Title:
                                    Address:    c/o CIBC Oppenheimer Corp.
                                                425 Lexington Avenue
                                                New York, New York 10017
                                                Attention:  Jay Levine
                                    Telecopier: (212) 885-4350

1,402,960                       TRIMARAN FUND II, L.L.C.


                                By: /s/ Steven A. Flyer
                                    -------------------------------------------
                                    Name:       Steven A. Flyer
                                    Title:      Attorney-in-fact
                                    Address:    c/o CIBC World Markets Corp
                                                425 Lexington Avenue
                                                3rd Floor
                                                New York, New York 10017
                                                Attention: Steven A. Flyer
                                    Telecopier: (212) 885-4350



90,920                          TRIMARAN CAPITAL, L.L.C.


                                By: /s/ Steven A. Flyer
                                    -------------------------------------------
                                    Name:       Steven A. Flyer
                                    Title:      Attorney-in-fact
                                    Address:    c/o CIBC World Markets Corp
                                                425 Lexington Avenue
                                                3rd Floor
                                                New York, New York 10017
                                                Attention: Steven A. Flyer
                                    Telecopier: (212) 885-4350



591,440                         TRIMARAN PARALLEL FUND II, L.P.


                                By: /s/ Steven A. Flyer
                                    -------------------------------------------
                                    Name:       Steven A. Flyer
                                    Title:      Attorney-in-fact
                                    Address:    c/o CIBC World Markets Corp
                                                425 Lexington Avenue
                                                3rd Floor
                                                New York, New York 10017
                                                Attention: Steven A. Flyer
                                    Telecopier: (212) 885-4350

914,680                         CIBC EMPLOYEE PRIVATE EQUITY FUND
                                   (TRIMARAN) PARTNERS


                                By: /s/ Steven A. Flyer
                                    -------------------------------------------
                                    Name:       Steven A. Flyer
                                    Title:      Attorney-in-fact
                                    Address:    c/o CIBC World Markets Corp
                                                425 Lexington Avenue
                                                3rd Floor
                                                New York, New York 10017
                                                Attention: Steven A. Flyer
                                    Telecopier: (212) 885-4350



1,000,000                       CIBC WORLD MARKETS IRELAND LIMITED


                                By: /s/ Steven A. Flyer
                                    -------------------------------------------
                                    Name:       Steven A. Flyer
                                    Title:      Attorney-in-fact
                                    Address:    c/o CIBC World Markets Corp
                                                425 Lexington Avenue
                                                3rd Floor
                                                New York, New York 10017
                                                Attention: Steven A. Flyer
                                    Telecopier: (212) 885-4350

4,923,524                       WHITNEY EQUITY PARTNERS, L.P.
                                By:     Whitney Equity Partners, LLC
                                        Its General Partner


                                By: /s/ Daniel J. O'Brien
                                    -------------------------------------------
                                    Name:       Daniel J. O'Brien
                                    Title:      Managing Member
                                    Address:    c/o J.H. Whitney & Co.
                                                177 Broad Street
                                                Stamford, CT 06901
                                    Telecopier: (203) 973-1442



7,265,734                       J.H. WHITNEY III, L.P.
                                By:     J.H. Whitney Equity Partners III, L.L.C.
                                        Its General Partner


                                By: /s/ Daniel J. O'Brien
                                    -------------------------------------------
                                    Name:       Daniel J. O'Brien
                                    Title:      Managing Member
                                    Address:    c/o J.H. Whitney & Co.
                                                177 Broad Street
                                                Stamford, CT 06901
                                    Telecopier: (203) 973-1442



175,079                         WHITNEY STRATEGIC PARTNERS, III, L.P.
                                By: J.H. Whitney Equity Partners III, L.L.C. Its General Partner


                                By: /s/ Daniel J. O'Brien
                                    -------------------------------------------
                                    Name:       Daniel J. O'Brien
                                    Title:      Managing Member
                                    Address:    c/o J.H. Whitney & Co.
                                                177 Broad Street
                                                Stamford, CT 06901
                                    Telecopier: (203) 973-1442

312,500                         J.H. WHITNEY MEZZANINE FUND, L.P.
                                By:     Whitney GP, LLC
                                        Its General Partner


                                By: /s/ Daniel J. O'Brien
                                    -------------------------------------------
                                    Name:       Daniel J. O'Brien
                                    Title:      Managing Member
                                    Address:    c/o J.H. Whitney & Co.
                                                177 Broad Street
                                                Stamford, CT 06901
                                    Telecopier: (203) 973-1442

9,877,127                       SBC TOWER HOLDINGS LLC


                                By:   New Southwestern Bell Mobile Systems, Inc.

                                      Its Managing Member

                                By: /s/ Gregory Gibson
                                    -------------------------------------------
                                    Name:       Gregory Gibson
                                    Title:      Vice President
                                    Address:    SBC Tower Holdings, LLC
                                                c/o SBC Communications Inc.
                                                175 E. Houston, 12th Floor
                                                San Antonio, TX 78205
                                                Attention:  Senior Executive
                                                Vice President - Corporate
                                                Development
                                    Telecopier: (210) 351-5034

1,765,685                               /s/ Stephen H. Clark
                                    -------------------------------------------
                                    STEPHEN H. CLARK
                                    Address:    SpectraSite Communications, Inc.
                                                8000 Regency Parkway
                                                Suite 570
                                                Cary, North Carolina 27511
                                    Telecopier:



280,135                             /s/ David P. Tomick
                                    -------------------------------------------
                                    DAVID P. TOMICK
                                    Address:    SpectraSite Communications, Inc.
                                                8000 Regency Parkway
                                                Suite 570
                                                Cary, North Carolina 27511
                                    Telecopier:



52,456                              /s/ Richard Byrne
                                    -------------------------------------------
                                    RICHARD BYRNE
                                    Address:    SpectraSite Communications, Inc.
                                                8000 Regency Parkway
                                                Suite 570
                                                Cary, North Carolina 27511
                                    Telecopier:



1,914,074                           /s/ Calvin J. Payne
                                    -------------------------------------------
                                    CALVIN J. PAYNE
                                    Address:
                                    Telecopier: